Exhibit 10.16

PROMISSORY NOTE

$50,000.00	Date: September 30, 2017

For value received, the undersigned Anutra Super Grain, LLC (the “Borrower”), at PO Box 1817, Windermere, Florida 34786, promises to pay to the order of NuView Trust Company custodian FBO(Michael Lamphier) IRA (the “Lender”), at 280 S. Ronald Reagan Blvd. Suite 200, Longwood, Florida 32750 (or at such other place as the Lender may designate in writing), the sum of $50,000.00 with interest from September 30, 2017, on the unpaid principal at the rate of 10% per annum.

I. TERMS OF REPAYMENT

A. Payments

The unpaid principal and accrued interest shall be payable in full on December 31, 2018 (the “Due Date”).

B. Application of Payments

All payments on this Note shall be applied first in payment of accrued interest and any remainder in payment of principal.

C. Acceleration of Debt

If any payment obligation under this Note is not paid when due, the remaining unpaid principal balance and any accrued interest shall become due immediately at the option of the Lender.

II PREPAYMENT

The Borrower reserves the right to prepay this Note (in whole or in part) prior to the Due Date with no prepayment penalty. Any such prepayment shall be applied against the installments of principal due under this note in the inverse order of their maturity and shall be accompanied by payment of accrued interest on the amount prepaid to the date of prepayment.

III. COLLECTION COSTS

If any payment obligation under this Note is not paid when due, the Borrower promises to pay all costs of collection, including reasonable attorney fees, whether or not a lawsuit is commenced as part of the collection process.

IV. DEFAULT

If any of the following events of default occur, this Note and any other obligations of the Borrower to the Lender, shall become due immediately, without demand or notice:

1) the failure of the Borrower to pay the principal and any accrued interest when due;

2) the liquidation, dissolution of the Borrower;

3) the filing of bankruptcy proceedings involving the Borrower as a debtor;

4) the application for the appointment of a receiver for the Borrower;

5) the making of a general assignment for the benefit of the Borrower’s creditors;

6) the insolvency of the Borrower;

7) a misrepresentation by the Borrower to the Lender for the purpose of obtaining or extending credit; or

8) the sale of a material portion of the business or assets of the Borrower.

V. SEVERABILITY OF PROVISIONS

If any one or more of the provisions of this Note are determined to be unenforceable, in whole or in part, for any reason, the remaining provisions shall remain fully operative.

VI. MISCELLANEOUS

All payments of principal and interest on this Note shall be paid in the legal currency of the United States.

No delay in enforcing any right of the Lender under this Note, or assignment by Lender of this Note, or failure to accelerate the debt evidenced hereby by reason of default in the payment of a monthly installment or the acceptance of a past-due installment shall be construed as a waiver of the right of Lender to thereafter insist upon strict compliance with the terms of this Note without notice being given to Borrower. All rights of the Lender under this Note are cumulative and may be exercised concurrently or consecutively at the Lender’s option.

This note may not be amended without the written approval of the holder.

VII. GOVERNING LAW

This Note shall be construed in accordance with the laws of the State of Florida.

VIII. SIGNATURES

This Note shall be signed by Angelo Marini, on behalf of Anutra Super Grain, LLC and Kaisey Knoish, on behalf of NuView Trust Company custodian FBO(Michael Lamphier) IRA.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, this Agreement has been executed and delivered in the manner prescribed by law as of the date first written above.

Signed this 27 day of September, 2017, at 12:24 pm, ___________ .

Borrower:

Anutra Super Grain, LLC

By:	/s/ Angelo Morini	CEO &Chairman

Angelo Morini

Lender:

NuView Trust Company custodian FBO (Michael Lamphier) IRA

By:

Kaisey Knoish

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